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
[LOGO OF METLIFE]                                VARIABLE ANNUITY APPLICATION                         SEND APPLICATION AND CHECK TO:
Home Office Address (no correspondence)      PrimElite IV/SM/ is a service mark of                           FIRST METLIFE INVESTORS
200 Park Avenue . New York, NY 10166         Primerica, Inc. First MetLife Investors                               INSURANCE COMPANY
                                         Insurance Company uses this mark pursuant             Policy Service Office: P.O. Box 10426
                                                  to a license agreement.                                Des Moines, Iowa 50306-0426
PrimElite IV/SM/                           Securities offered by PFS Investments Inc.    FOR ASSISTANCE CALL: 800-789-3662, OPTION 2

ACCOUNT INFORMATION

1. ANNUITANT

______________________________________________________________________   Social
Name              (First)          (Middle)          (Last)              Security No. _________ -- ____ -- ________ Sex [_] M [_] F

Date of Birth _______/_______/______ Phone (_____) ___________________

____________________________________________________________________________________________________________________________________
Address   (Street)                                          (City)                                      (State)      (Zip)
(If P.O. Box, you must provide street address in Special Request Section)

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

______________________________________________________________________   Social Security /
Name              (First)          (Middle)          (Last)              Tax ID No. __________ -- _____ -- ________ Sex [_] M [_] F

Date of Birth/Trust _______/_______/______ Phone (_____) _____________

____________________________________________________________________________________________________________________________________
Address   (Street)                                          (City)                                      (State)      (Zip)
(If P.O. Box, you must provide street address in Special Request Section)

3. JOINT OWNER

______________________________________________________________________   Social
Name              (First)          (Middle)          (Last)              Security No. _________ -- ____ -- ________ Sex [_] M [_] F

Date of Birth _______/_______/______ Phone (_____) ___________________

____________________________________________________________________________________________________________________________________
Address   (Street)                                          (City)                                      (State)      (Zip)
(If P.O. Box, you must provide street address in Special Request Section)

4. BENEFICIARY

   . If more than four beneficiaries are named, attach a separate sheet.
   . Percentages must be in whole numbers. Both Primary and Contingent Beneficiary percentages must each add up to 100%.
   . EITHER RELATIONSHIP TO OWNER OR SOCIAL SECURITY NUMBER (SSN) MUST BE PROVIDED FOR ALL BENEFICIARIES NAMED.
   . UNLESS SPECIFIED OTHERWISE, IF JOINT OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE
     THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

                  Name (First, Middle Initial, Last)                     Date of Birth           Social Security Number
                                                                              /   /                      -     -
     PRIMARY      ----------------------------------------------------------------------------------------------------------       %
                  Address                                                Phone                   Relationship


                  Name (First, Middle Initial, Last)                     Date of Birth           Social Security Number
                                                                             /   /                      -     -
     PRIMARY      ----------------------------------------------------------------------------------------------------------       %
                  Address                                                Phone                   Relationship


                  Name (First, Middle Initial, Last)                     Date of Birth           Social Security Number
                                                                             /   /                      -     -
     CONTINGENT   ----------------------------------------------------------------------------------------------------------       %
                  Address                                                Phone                   Relationship


                  Name (First, Middle Initial, Last)                     Date of Birth           Social Security Number
                                                                             /   /                      -     -
     CONTINGENT   ----------------------------------------------------------------------------------------------------------       %
                  Address                                                Phone                   Relationship


6401 (6/13)                                                  [BAR CODE]                                                    APPPE4NY
                                                                                                                           MAY 2016
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5. PLAN TYPE                                                                          6. PURCHASE PAYMENT
[_] NON-QUALIFIED
408 IRA* (check one of the options listed below)                                      Funding Source of Purchase Payment
                                                                                      ----------------------------------
Traditional IRA             SEP IRA                     Roth IRA                      [_] 1035 Exchange/Transfer [_] Check [_] Wire
---------------             -------                     --------
[_] Transfer                [_] Transfer                [_] Transfer                  Initial Purchase
                                                                                       Payment $___________________________________
[_] Rollover                [_] Rollover                [_] Rollover                           Make Check Payable to First MetLife
                                                                                               Investors
[_] Contribution - Year ___ [_] Contribution - Year ___ [_] Contribution - Year ___
                                                                                      (Estimate dollar amount for 1035 exchanges,
                                                                                      transfers, rollovers, etc.)

* THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                    Minimum Initial Purchase Payment:
                                                                                         $5,000 NON-QUALIFIED  $10,000 QUALIFIED



RIDERS

7. BENEFIT RIDERS (subject to age restrictions)

These riders may only be chosen at time of application. Please note, there are additional charges for the optional riders. ONCE
ELECTED THESE OPTIONS MAY NOT BE CHANGED.

1) DEATH BENEFIT RIDER (CHECK ONE. If no election is made, the Principal Protection option will apply.)
   [_] Principal Protection (no additional charge)
   OR
   [_] Annual Step-Up

2) LIVING BENEFIT RIDER (Optional. Only ONE of the following riders may be elected)
   [_] Single Life - Lifetime Withdrawal Guarantee (LWG)*
   [_] Joint Life - Lifetime Withdrawal Guarantee (LWG)*

*IF EITHER LWG OPTION IS CHOSEN, THE NY LWG DISCLOSURE FORM (6029) MUST BE SIGNED AND SUBMITTED WITH THIS APPLICATION.



SIGNATURES

8. REPLACEMENTS

Does the applicant have any existing life insurance policies or annuity contracts?               [_] Yes   [_] No

Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?   [_] Yes   [_] No

If "Yes," applicable disclosure and replacement forms must be attached.

6401 (6/13)                                                                                                                APPPE4NY
                                                                                                                           MAY 2016
                                                                                                                           Page 2
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9. ACKNOWLEDGEMENT AND AUTHORIZATION

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of First MetLife Investors Variable Annuity Account One. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH
APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.




------------------------------------------------------------------------------------------------------------------------------------
(OWNER SIGNATURE & TITLE, ANNUITANT UNLESS OTHERWISE NOTED)



------------------------------------------------------------------------------------------------------------------------------------
(JOINT OWNER SIGNATURE & TITLE)



------------------------------------------------------------------------------------------------------------------------------------
(SIGNATURE OF ANNUITANT IF OTHER THAN OWNER)


Signed at                                                                        Date
          ----------------------------------------------------------------------      ----------------------------------------------
                         (City)                            (State)


10. AGENT'S REPORT

Does the applicant have any existing life insurance policies or annuity contracts?               [_] Yes   [_] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?   [_] Yes   [_] No
If "Yes," applicable disclosure and replacement forms must be attached.


------------------------------------------------------------------------------------------------------------------------------------
AGENT'S SIGNATURE                                                               Phone


------------------------------------------------------------------------------------------------------------------------------------
Agent's Name and Number


------------------------------------------------------------------------------------------------------------------------------------
Name and Address of Firm


------------------------------------------------------------------------------------------------------------------------------------
State License ID Number


------------------------------------------------------------------------------------------------------------------------------------
Client Account Number



6401 (6/13)                                                                                                                APPPE4NY
                                                                                                                           MAY 2016
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
PAYMENT ALLOCATION AND PROGRAM SELECTION (SIGNATURE(S) REQUIRED ON THE LAST PAGE OF THIS FORM)

11. PURCHASE PAYMENT ALLOCATION (REQUIRED)

Complete below for your initial Purchase Payment Allocation. If you are selecting the DCA Program, be sure to allocate a sufficient portion of your initial Purchase Payment to the BlackRock Ultra-Short Term Bond Portfolio and complete Section 12, Dollar Cost
Averaging Program.

American Funds Bond Fund                            ________%     Invesco Mid Cap Value Portfolio                         ________%

American Funds Global Growth Fund                   ________%     Invesco Small Cap Growth Portfolio                      ________%

American Funds Global Small Capitalization Fund     ________%     Invesco V.I. Equity and Income Fund                     ________%

American Funds(R) Growth Portfolio                  ________%     Invesco V.I. International Growth Fund                  ________%

American Funds Growth-Income Fund                   ________%     Loomis Sayles Global Markets Portfolio                  ________%

BlackRock Bond Income Portfolio                     ________%     Met/Aberdeen Emerging Markets Equity Portfolio          ________%

BlackRock High Yield Portfolio                      ________%     Met/Wellington Core Equity Opportunities Portfolio      ________%

BlackRock Ultra-Short Term Bond Portfolio           ________%     MFS(R) Research International Portfolio                 ________%

Clarion Global Real Estate Portfolio                ________%     Morgan Stanley Mid Cap Growth Portfolio                 ________%

ClearBridge Variable Aggressive Growth              ________%     Oppenheimer Main Street Small Cap Fund(R)/VA            ________%

ClearBridge Variable Appreciation                   ________%     Pioneer Mid Cap Value VCT Portfolio                     ________%

ClearBridge Variable Dividend Strategy              ________%     QS Variable Conservative Growth                         ________%

ClearBridge Variable Small Cap Growth               ________%     QS Variable Growth                                      ________%

Fidelity VIP Contrafund(R) Portfolio                ________%     T. Rowe Price Large Cap Value Portfolio                 ________%

Fidelity VIP Mid Cap Portfolio                      ________%     Templeton Global Bond VIP Fund                          ________%

Franklin Income VIP Fund                            ________%     Western Asset Management Strategic Bond                 ________%

Franklin Mutual Shares VIP Fund                     ________%         Opportunities Portfolio

Franklin Small Cap Value VIP Fund                   ________%     Western Asset Management U.S. Government Portfolio      ________%

Harris Oakmark International Portfolio              ________%      Western Asset Variable Global High Yield Bond          ________%

Invesco Comstock Portfolio                          ________%

Must be whole percentages. Unless otherwise directed,
subsequent purchase payments will also be allocated as shown.         TOTAL 100%                                          ________%
Allocations must total 100%.


ADMINVA-PE4NY (6/13)                                             Page 4                                                   May 2016
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
12. DOLLAR COST AVERAGING PROGRAM (OPTIONAL)

When checked below, I authorize a portion of my purchase payment to be allocated to the Dollar Cost Averaging Program elected below.
Only one program may be elected at a time. Transfers will commence on the date the purchase payment is allocated and on that same day each month thereafter. If the allocation date is the 29th, 30th or 31st, transfers will occur on the first day of the next month. If the transfer date falls on a weekend or holiday, transfers will be made on the next business day.

A. PROGRAM. Select the following program.

[_] STANDARD DOLLAR COST AVERAGING PROGRAM (DCA)

Periodic transfers from the BlackRock Ultra-Short Term Bond Portfolio will be made to the investment portfolios in the amounts selected below.

[_] $_____________ per month until the account is depleted

[_] $_____________ per month for: [_] 12 Months  [_] 24 Months  [_] 36 Months [_] 48 Months  [_] 60 Months  [_] Other ______ Months

B. DESTINATION. Indicate the percentage each destination portfolio is to receive. Must be whole percentages. Allocations must total
100%. Unless otherwise directed, subsequent purchase payments will be directed to the target Purchase Payment Allocations indicated
in Section 11 above.


American Funds Bond Fund                            ________%     Invesco Mid Cap Value Portfolio                         ________%

American Funds Global Growth Fund                   ________%     Invesco Small Cap Growth Portfolio                      ________%

American Funds Global Small Capitalization Fund     ________%     Invesco V.I. Equity and Income Fund                     ________%

American Funds(R) Growth Portfolio                  ________%     Invesco V.I. International Growth Fund                  ________%

American Funds Growth-Income Fund                   ________%     Loomis Sayles Global Markets Portfolio                  ________%

BlackRock Bond Income Portfolio                     ________%     Met/Aberdeen Emerging Markets Equity Portfolio          ________%

BlackRock High Yield Portfolio                      ________%     Met/Wellington Core Equity Opportunities Portfolio      ________%

BlackRock Ultra-Short Term Bond Portfolio           ________%     MFS(R) Research International Portfolio                 ________%

Clarion Global Real Estate Portfolio                ________%     Morgan Stanley Mid Cap Growth Portfolio                 ________%

ClearBridge Variable Aggressive Growth              ________%     Oppenheimer Main Street Small Cap Fund(R)/VA            ________%

ClearBridge Variable Appreciation                   ________%     Pioneer Mid Cap Value VCT Portfolio                     ________%

ClearBridge Variable Dividend Strategy              ________%     QS Variable Conservative Growth                         ________%

ClearBridge Variable Small Cap Growth               ________%     QS Variable Growth                                      ________%

Fidelity VIP Contrafund(R) Portfolio                ________%     T. Rowe Price Large Cap Value Portfolio                 ________%

Fidelity VIP Mid Cap Portfolio                      ________%     Templeton Global Bond VIP Fund                          ________%

Franklin Income VIP Fund                            ________%     Western Asset Management Strategic Bond                 ________%

Franklin Mutual Shares VIP Fund                     ________%         Opportunities Portfolio

Franklin Small Cap Value VIP Fund                   ________%     Western Asset Management U.S. Government Portfolio      ________%

Harris Oakmark International Portfolio              ________%     Western Asset Variable Global High Yield Bond           ________%

Invesco Comstock Portfolio                          ________%


                                                                      TOTAL 100%                                          ________%



ADMINVA-PE4NY (6/13)                                             Page 5                                                   May 2016
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
13. REBALANCING PROGRAM (OPTIONAL)

Available only if more than one portfolio is selected. When checked below, I authorize you to automatically rebalance my investment portfolios to the allocation percentage levels selected in Section 11 or 12 above, or as I may otherwise direct by Notice to First
MetLife Investors Insurance Company.
Frequency: [_] Monthly [_] Quarterly [_] Semiannually [_] Annually
If the rebalancing transfer date is the 29th, 30th or 31st, transfers will occur on the first day of the next month. If the transfer date falls on a weekend or holiday, the transfer will occur on the next business day. If the DCA Program is elected, rebalancing shall be based on the transfer allocations selected for such program. You should understand that, unless this program is terminated, subsequent purchase payment allocations and transfers will be rebalanced under this program to the percentages selected. Termination or modification of this program must be by Notice to us.

14. SYSTEMATIC WITHDRAWAL PROGRAM (OPTIONAL)

DO NOT COMPLETE FOR REQUIRED MINIMUM DISTRIBUTIONS (RMDS) - USE SEPARATE RMD FORM OR CONTACT ANNUITY SERVICE OFFICE.

Please be aware that withdrawing more than your guaranteed withdrawal amount, called "excess withdrawals", may permanently reduce your future guaranteed withdrawal amounts. If you are considering making an excess withdrawal but are uncertain as to how it will affect your future guaranteed withdrawal amounts, we encourage you to contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of the excess withdrawal.
A. PAYMENT FREQUENCY:
   Please note, the date indicated below is the date the distribution will be processed on your contract. Please allow additional time to receive your payment.
   [_] Monthly payments to be processed on _____/_____/_____ (date must be 1st through 28th of month)
   [_] Quarterly payments to be processed on _____/_____/_____ (date must be 1st through 28th of month)

B. PAYMENT AMOUNT OPTIONS (for all options, each payment must be a minimum of $100):

   IMPORTANT: PLEASE REVIEW YOUR CONTRACT AND/OR PROSPECTUS FOR DETAILED INFORMATION REGARDING EARLY WITHDRAWAL PENALTIES AND OTHER
   WITHDRAWAL PROVISIONS. IF YOU HAVE ELECTED LIFETIME WITHDRAWAL GUARANTEE (LWG), CUMULATIVE WITHDRAWALS THAT EXCEED THE ANNUAL
   BENEFIT PAYMENT IN ANY CONTRACT YEAR MAY SIGNIFICANTLY REDUCE THE VALUE OF THE LWG BENEFIT. IF YOU ELECT THE LWG AND YOU MAKE ANY
   WITHDRAWALS PRIOR TO AGE 59 1/2, WE WILL NOT MAKE PAYMENTS TO YOU OVER YOUR LIFETIME.

   A) USE ONLY IF YOU DID NOT ELECT THE LIFETIME WITHDRAWAL GUARANTEE (LWG) RIDER:
                      -------

      [_] 10% of total purchase payments not subject to withdrawal charge.
      [_] $________________ per withdrawal. (The annual total of all withdrawals must be 10% or less of purchase payments.)

   B) USE ONLY IF YOU ELECTED THE LIFETIME WITHDRAWAL GUARANTEE (LWG) RIDER:

      [_] 100% of the current Annual Benefit Payment amount allowed under the Lifetime Withdrawal Guarantee (LWG) rider.
          This withdrawal option will only increase as a result of automatic step-ups under the terms of the LWG rider and not as a result of increases due to added purchase payments or interest adjustments.
      [_] $________________ per withdrawal. (The annual total of all withdrawals should not exceed the Annual Benefit Payment.)

C. IMPORTANT TAX INFORMATION - Withdrawals will not be taxed under special exclusion ratio rules applicable to annuity payments. A
   10% Federal tax penalty may be assessed against distributions if the Owner is under age 59 1/2. You should consult your tax advisor regarding your personal situation. IF NO SELECTION IS MADE BELOW, THE COMPANY WILL WITHHOLD THE MINIMUM AMOUNT REQUIRED
   BY THE IRS. If applicable, a State Income Tax election will be made as elected below for Federal Income Tax withholding.

   CHOOSE ONE: [_] Do not withhold Federal Income Taxes [_] Withhold $____________ or ________%

D. PAYMENTS: Payments will be made to the Owner. When completed below I wish to utilize Electronic Funds Transfer in the processing of my Systematic Withdrawal.

   When receiving funds via Electronic Funds Transfer, it may take up to three business days for the funds to appear in your bank account.

   Bank/Brokerage Name: ____________________________________________________________________________________________________________

   Bank/Brokerage Street Address: ____________________________________________ City, ST ZIP: _______________________________________

   Account Number: ________________ ABA Routing Number: _________________ [_] Checking (please attach a voided check) [_] Savings

15. METLIFE EDELIVERY(R) (OPTIONAL)

I (we) authorize MetLife to send documents electronically through its "eDelivery" service regarding my variable annuity and other insurance contracts issued by MetLife or its affiliates. Election of this option means prospectuses and, if applicable, fund reports and other disclosure documents will be delivered to me electronically. I (we) also authorize MetLife to deliver my personal financial information (such as account statements or transaction confirmations), contracts, contract endorsements, privacy and other notices and communications electronically regarding my variable annuity and other insurance contracts issued by MetLife or its affiliates through an electronic service account. To view such documents, I (we) understand I (we) must enroll (with a user name and password) for an electronic service account with MetLife. If I (we) do not complete the steps necessary to establish an electronic service account, MetLife will deliver copies of such documents in paper to the current address MetLife has on file for me. Whether or not I (we) enroll for an electronic service account, MetLife will deliver prospectuses and fund reports electronically through
eDelivery until I (we) separately revoke my eDelivery consent by requesting paper copies of these documents.

I (we) have received, read and agree to the terms of the global electronic consent agreement, which contains important information concerning these services.

[_] Yes   [_] No

If "Yes" is selected, please provide the following email address(es) below. Use the Special Requests section if more space is required.

[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]  Annuitant

[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]  Owner (if different than
                                                                                                     Annuitant)

[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]  Joint Owner (if applicable)

ADMINVA-PE4NY (6/13)                                             Page 6                                                   May 2016
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16. AUTOMATIC PAYMENT PROGRAM (OPTIONAL)

When checked below, I authorize Metropolitan Life Insurance Company to initiate debit entries from my bank account as instructed by the completed Automatic Payment (AP) Account Agreement form (7252 MLIAUTOPAY) which has been included with this application. I also acknowledge that I have received a copy of the Automatic Payment (AP) Account Agreement form.

[_] Please enroll me in the Automatic Payment Program

17. SPECIAL REQUESTS (OPTIONAL)

18. LETTER OF ESTIMATE (THIS SECTION MUST BE COMPLETED BY THE APPLICANT.)

Estimate of First Contract Year Purchase Payments

The PrimElite IV Variable Annuity (the "Contract") offers a unique feature which allows you to qualify for a lower Mortality and
Expense Charge, based on an estimate of the total purchase payments you will make in the first year of the Contract ("first contract year"). At the time you purchase the Contract, you must give us a good faith written estimate of the total amount of purchase payments you intend to make in the first contract year. The Mortality and Expense Charge for the first contract year will be based on the purchase payment level ("purchase payment band") that corresponds to your estimate, as follows:

                                                            Mortality
                     Purchase Payment Band           and Expense Charge (1)
                     ---------------------           ----------------------
                     $      0 - $99,999                     1.20%
                     $100,000 - $249,999                    1.05%
                     $250,000 - $499,999                    0.95%
                     $500,000 and above                     0.80%

(1) This charge does not include the  Administrative  Charge equal to 0.15% or other optional living or death benefit  charges.  For detailed information on Contract charges and expenses, please refer to the Contract prospectus.

At the end of the first contract year, the total amount of purchase payments you made will be compared to the estimate to determine the Mortality and Expense Charge that will apply for the remainder of the Contract term, as follows:

  (i)  if the total amount of purchase payments is within the same purchase payment band as your estimate, then the Mortality and
       Expense Charge will remain the same as that charged in the first contract year; or

  (ii) if the total amount of purchase payments is (a) less than the estimate and (b) within a lower purchase payment band, then the Mortality and Expense Charge will be increased to the charge that corresponds to the lower purchase payment band for the remainder of the Contract term.

IF THE TOTAL AMOUNT OF PURCHASE  PAYMENTS IS (A) MORE THAN THE ESTIMATE AND (B) FALLS WITHIN A HIGHER  PURCHASE  PAYMENT  BAND,  THE
MORTALITY AND EXPENSE  CHARGE WILL NOT BE REDUCED,  BUT THE MORTALITY AND EXPENSE CHARGE WILL REMAIN THE SAME AS THAT CHARGED IN THE
FIRST CONTRACT YEAR.

In the event that you begin annuity payments during the first contract year and the total amount of purchase  payments made prior to the annuity date is within a lower purchase  payment band than your estimate,  the Mortality and Expense Charge will be increased to the charge that corresponds to the lower purchase payment band.

ADDITIONAL  PURCHASE PAYMENTS RECEIVED AFTER THE FIRST CONTRACT YEAR WILL NOT REDUCE YOUR MORTALITY AND EXPENSE CHARGE.

PLEASE NOTE THAT THE RATE OF COMPENSATION EARNED BY YOUR FINANCIAL REPRESENTATIVE IN CONNECTION WITH THE SALE OF THE CONTRACT WILL
BE HIGHER IF YOU DO NOT QUALIFY FOR A LOWER MORTALITY AND EXPENSE CHARGE. FOR ADDITIONAL INFORMATION, PLEASE SEE THE SECTION
ENTITLED "OTHER INFORMATION-SELLING FIRMS-COMPENSATION PAID TO SELLING FIRMS" IN THE PROSPECTUS FOR THE CONTRACT.

GOOD FAITH ESTIMATE OF PURCHASE PAYMENTS IN FIRST CONTRACT YEAR
---------------------------------------------------------------

1. I represent that I have read and understood the above explanation of the purchase payment estimate and that I have received the prospectus for the PrimeElite IV Variable Annuity and read the description of the purchase payment estimate contained therein (see the section entitled "Expenses-How to Reduce the Mortality and Expense Charge").

2. Please complete the requested information AND, IF APPLICABLE, CHECK THE REQUIRED BOX.

I ESTIMATE IN GOOD FAITH THAT I WILL MAKE A TOTAL OF $________________ IN PURCHASE PAYMENTS DURING THE FIRST  CONTRACT  YEAR.  In
providing  this  estimate,  I understand  that if I fail to achieve this estimate and the total of my purchase  payments in the first contract year is within a lower purchase payment band, then the MORTALITY AND EXPENSE CHARGE FOR THE REMAINDER OF THE CONTRACT
TERM WILL BE INCREASED to the charge that corresponds to the lower purchase payment band.

[_] If my estimate is near the top of a purchase payment band (for example $90,000 to $99,999 or $225,000 to $249,999 or $450,000
    to $499,999), I acknowledge that I considered this fact but chose not to increase my estimate to an amount within the next higher purchase payment band.

ADMINVA-PE4NY (6/13)                                             Page 7                                                  May 2016
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19. TRUSTEE CERTIFICATION REQUIREMENT

If Owner is a trust, please complete the Trustee Certification Form ("ANNTRUSTEECERT") and submit it with this application.

20. SIGNATURES (REQUIRED)

By signing below I (we) acknowledge that we have read and understand the information above.
I understand there is no additional tax benefit obtained by funding an IRA with a variable annuity.

I FURTHER ACKNOWLEDGE THAT I HAVE RECEIVED METLIFE'S CUSTOMER PRIVACY NOTICE.

I acknowledge and understand that if a Wholesaler (who is an employee of MetLife Group, Inc., an affiliate of First MetLife
Investors Insurance Company) met with me, either in person or by phone, then the wholesaler may receive compensation for the sale of a First MetLife Investors Insurance Company or affiliate Annuity Product ("MetLife Product") by my Representative. Wholesaler
compensation consists of base commissions that may vary from product to product and by the premium or deposit amount. The amount of wholesaler compensation may increase in part based upon the relative amount of MetLife Products sold during a set period. The wholesaler is eligible for additional cash compensation (such as medical, retirement and other benefits) and non-cash compensation
(such as recognition conferences) based on his or her overall MetLife sales and productivity. I understand that I may request additional information from my Representative about the Wholesaler compensation expected as a result of my purchase.

Under penalties of perjury, I, the Owner, certify that:

.. The number shown in this application is my correct taxpayer identification number, and

.. I am not subject to backup withholding because

  (a) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends.

      OR

  (b) The IRS has notified me that I am not subject to backup withholding.

      (IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER REPORTING INTEREST
      OR DIVIDENDS ON YOUR TAX RETURN, YOU MUST CROSS OUT AND INITIAL THIS ITEM.)

.. I am a U.S. citizen or a U.S. resident alien for tax purposes.

  (IF YOU ARE NOT A U.S. CITIZEN OR A U.S. RESIDENT ALIEN FOR TAX PURPOSES, PLEASE CROSS OUT THIS CERTIFICATION AND COMPLETE FORM
  W-8BEN).

The IRS does not require your consent to any provision of this document other than certifications required to avoid backup withholding.


_________________________________________________  _________________________________________________
Name of Owner & Title (please print)               Name of Joint Owner & Title (please print)

_________________________________________________  _________________________________________________
Signature of Owner                                 Signature of Joint Owner

_________________________________________________  _________________________________________________
E-mail Address                                     Date

_________________________________________________  _________________________________________________
Signature of Agent                                 Date

ADMINVA-PE4NY (6/13)                                             Page 8                                                   May 2016
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